Exhibit 10.13

December 5, 2024
Stilwell Activist Investments, L.P.
Stilwell Activist Fund, L.P.
Stilwell Value Partners VII, L.P.
Stilwell Associates, L.P.
c/o Stilwell Value LLC
200 Calle del Santo Cristo
Segundo Piso
San Juan, Puerto Rico 00901
Ladies and Gentlemen:
Reference is hereby made to that certain letter agreement (the “Letter Agreement”) entered into on December 5, 2023, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, Stilwell Activist Investments, L.P., a Delaware limited partnership, Stilwell Activist Fund, L.P., a Delaware limited partnership, Stilwell Value Partners VII, L.P., a Delaware limited partnership, and Stilwell Associates, L.P., a Delaware limited partnership.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, by their execution of this amendment to the Letter Agreement (the “Amendment”), hereby agree as follows:
1.Amendment. The antepenultimate full paragraph of the Letter Agreement regarding its termination date is hereby deleted in its entirety and replaced with the following text:
“This Letter Agreement shall terminate and be of no further force and effect as of December 5, 2025.”
2. Miscellaneous.
a. Except as otherwise expressly provided herein, the Letter Agreement shall continue in full force and effect in accordance with its terms.
b. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to the conflicts of law provisions thereof.
c. This Amendment may be signed by the parties in separate counterparts, each of which when so signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment electronically (including portable document format (.pdf) or DocuSign) shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally blank. Signature page follows.]

Exhibit 10.13
[Signature Page to Letter Agreement Amendment]

Very truly yours,

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Accepted and agreed as of the date first written above:

STILWELL ACTIVIST INVESTMENTS, L.P.
By:	/s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC

STILWELL ACTIVIST FUND, L.P.
By:	/s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC

STILWELL VALUE PARTNERS VII, L.P.
By:	/s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC

STILWELL ASSOCIATES, L.P.
By:	/s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC